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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                             reported): May 6, 2005

              Credit Suisse First Boston Mortgage Securities Corp.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                  333-121904              13-3320910
   ----------------------------       ------------         -------------------
   (State or other jurisdiction       (Commission           (I.R.S. Employer
         of incorporation)            File Number)         Identification No.)

        11 Madison Avenue,
        New York, New York                                       10010
   ----------------------------                           -------------------
       (Address of principal                                   (Zip Code)
        executive offices)

        Registrant's telephone number, including area code (212) 325-2000
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (SEE General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8  -  OTHER EVENTS

Item 8.01     OTHER EVENTS.

Attached hereto as Exhibit 99.1 are the "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) prepared and provided to the Registrant by Credit Suisse First Boston Corporation that are required to be filed pursuant to such letter.

Section 9  -  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS.


(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

       Not applicable.

(b)  PRO FORMA FINANCIAL INFORMATION.

       Not applicable.

(c)  EXHIBITS.

Exhibit No.       Description
-----------       -----------
       99.1       ABS Term Sheets.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                        SECURITIES CORP.


                                        By: /s/ Jeffrey Altabef
                                            ---------------------------
                                            Name:  Jeffrey Altabef
                                            Title: Vice President


Dated:  May 10, 2005

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.
-----------
99.1            ABS Term Sheets